================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported) December 5,
                             2006 (December 4, 2006)

                                   ----------

                                  GUESS?, INC.
               (Exact Name of Registrant as Specified in Charter)

               Delaware                    1-11893             95-3679695
   (State or Other Jurisdiction of       (Commission         (IRS Employer
            Incorporation)               File Number)      Identification No.)

                 1444 S. Alameda Street,
                 Los Angeles, California                         90021
         (Address of principal executive offices)              (Zip Code)

                                 (213) 765-3100
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

                                   ----------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 8.01   OTHER EVENTS.

         On December 4, 2006, Guess? Royalty Finance LLC (the "Note Issuer"), an indirect wholly-owned subsidiary of Guess?, Inc. (the "Company"), sent notice to the holders of the Note Issuer's 6.75% Secured Notes due 2012 (the "Notes") that the Note Issuer has elected to redeem all of the Notes outstanding, plus accrued and unpaid interest thereon, for cash on December 20, 2006. The Notes, which were originally issued on April 28, 2003, are secured by rights and interests in certain specific intellectual property and licenses and royalties payable thereunder. In connection with the redemption, the Note Issuer will pay the holders of the Notes (the "Noteholders") aggregate cash consideration of $33,033,656.81.

         Pursuant to Section 10.1 of the Indenture, dated as of April 28, 2003, between the Issuer and BNY Midwest Trust Company, as indenture trustee on behalf of the Noteholders, as amended by the First Supplemental Indenture, dated as of August 31, 2006, the Company is permitted to redeem the Notes, together with any accrued and unpaid interest, at any time on 15 days written notice.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d)  EXHIBITS.

The following exhibit is furnished herewith:

99.1 Press release of Guess?, Inc. dated December 5, 2006 (announcing the redemption of the Notes)

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  December 5, 2006                                 GUESS?, INC.


                                                         /S/ CARLOS ALBERINI
                                                         -----------------------
                                                         Carlos Alberini
                                                         President and
                                                         Chief Operating Officer

                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------------------------------------------------------------
99.1           Press release of Guess?, Inc. dated December 5, 2006
               (announcing the redemption of the Notes)